UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2015

AURORA DIAGNOSTICS HOLDINGS, LLC

(Exact name of registrant as specified in charter)

Delaware	333-176790	20-4918072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11025 RCA Center Drive, Suite 300, Palm Beach Gardens, Florida 33410

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 420-5512

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On July 14, 2015 (the “Third Amendment Effective Date”), Aurora Diagnostics Holdings, LLC (the “Company”) entered into a third amendment to its Financing Agreement dated as of July 31, 2014 (the “Closing Date”), as amended, restated, supplemented or otherwise modified from time to time (as so amended, the “Financing Agreement”), by and among Aurora Diagnostics, LLC, as borrower (the “Borrower”), the Company and certain subsidiaries of the Borrower parties thereto, as guarantors, the various lenders from time to time party thereto, as lenders, and Cerberus Business Finance, LLC, as administrative agent and collateral agent.

Pursuant to the Financing Agreement, the Borrower borrowed a total of $25,000,000 under the initial delayed draw term loan (the “Term Loan”). On or prior to the Third Amendment Effective Date, the Company had $5,400,000 of excess funds remaining from such Term Loan draw (the “Excess Loan Proceeds”).

The third amendment provides that from and after the Third Amendment Effective Date until the sixtieth day after the Third Amendment Effective Date, the Borrower may use the Excess Loan Proceeds to (i) consummate certain permitted acquisitions or (ii) pay the related transaction costs for certain past acquisitions (each, a “Permitted Purpose”). However, if the Borrower does not use such Excess Loan Proceeds for a Permitted Purpose on or prior to the sixtieth day after the Third Amendment Effective Date, then pursuant to the terms of the third amendment, the Borrower must repay the Term Loan in the amount of the unused Excess Loan Proceeds. The third amendment contains customary representations and warranties applicable to the Company and its subsidiaries, including the Borrower.

The foregoing summary of the third amendment does not purport to be complete and is qualified in its entirety by reference to the third amendment, which is filed herewith as an exhibit, and by reference to the Financing Agreement, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1 Financing Agreement, dated as of July 31, 2014, by and among Aurora Diagnostics, LLC, as Borrower, Aurora Diagnostics Holdings, LLC and each subsidiary of Aurora Diagnostics, LLC listed as a guarantor on the signature pages thereto, as Guarantors, the Lenders from time to time party thereto, as Lenders, and Cerberus Business Finance, LLC, as Administrative Agent and as Collateral Agent (filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed August 12, 2014 and incorporated herein by reference).

10.2 Third Amendment to Financing Agreement, dated as of July 14, 2015, by and among Aurora Diagnostics, LLC, as borrower, Aurora Diagnostics Holdings, LLC, and certain subsidiaries of Aurora Diagnostics, LLC, as guarantors, various lenders from time to time party thereto, as lenders, and Cerberus Business Finance, LLC, as administrative agent and collateral agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURORA DIAGNOSTICS HOLDINGS, LLC

July 20, 2015	/s/ Michael Grattendick
Michael Grattendick
Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Financing Agreement, dated as of July 31, 2014, by and among Aurora Diagnostics, LLC, as Borrower, Aurora Diagnostics Holdings, LLC and each subsidiary of Aurora Diagnostics, LLC listed as a guarantor on the signature pages thereto, as Guarantors, the Lenders from time to time party thereto, as Lenders, and Cerberus Business Finance, LLC, as Administrative Agent and as Collateral Agent (filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed August 12, 2014 and incorporated herein by reference).

10.2	Third Amendment to Financing Agreement, dated as of July 14, 2015, by and among Aurora Diagnostics, LLC, as borrower, Aurora Diagnostics Holdings, LLC, and certain subsidiaries of Aurora Diagnostics, LLC, as guarantors, various lenders from time to time party thereto, as lenders, and Cerberus Business Finance, LLC, as administrative agent and collateral agent.